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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                ---------------

                                    FORM 8-K

                                ---------------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report April 28, 1997
               (Date of earliest event reported):  April 28, 1997



                             HARBINGER CORPORATION
                (Exact name of Company specified in its charter)




        GEORGIA                            0-26298                     58-1817306
(State or other jurisdiction of    (Commission File Number)  (IRS Employer Identification No.)
incorporation or organization)
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 1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                        30319
    (Address of principal executive offices)                      (Zip Code)


                                 (404) 467-3000
               (Company's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

     On January 3, 1997, Harbinger Corporation (the "Company") completed the acquisition of SupplyTech, Inc., a Michigan Corporation, and its affiliate, SupplyTech International, LLC, a Michigan limited liability company
(collectively, "STI") for 2,400,000 unregistered shares of the Company's common stock in transactions accounted for using the pooling-of-interests method of accounting. The Company is providing supplemental selected financial data, supplemental quarterly financial information, supplemental management's discussion and analysis of financial condition and results of operations, and supplemental consolidated financial statements which give retroactive effect to the acquisition of STI and are filed herein as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling-of-interests method in financial statements that do not include the date of consummation. These supplemental consolidated financial statements do not extend through the date of consummation of the STI Acquisition. However, they will become the historical consolidated financial statements of Harbinger
Corporation and subsidiaries after financial statements covering the date of the consummation of the business combination are issued.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS


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
(c) Exhibits

    23.1  Consent of KPMG Peat Marwick LLP

    23.2  Consent of Arthur Andersen LLP

    23.3  Consent of Ciulla, Smith & Dale, LLP

    99.1  Supplemental Selected Financial Data

    99.2  Supplemental Quarterly Results of Operations

    99.3 Supplemental Management's Discussion and Analysis of Financial Condition and Results of Operations

    99.4  Supplemental Consolidated Financial Statements including Supplemental
          Financial Statement Schedule and Supplemental Computation of Primary and
          Fully Diluted Per Share Earnings
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          HARBINGER CORPORATION



                          /s/ Joel G. Katz
                          ---------------------------------
                          JOEL G. KATZ
                          Chief Financial Officer
                          (Principal Financial Officer;
                          Principal Accounting Officer)



Date:  April 28, 1997


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
                                 EXHIBIT INDEX


Exhibit No.                           Description
-----------  -------------------------------------------------------------

   23.1      Consent of KPMG Peat Marwick LLP

   23.2      Consent of Arthur Andersen LLP

   23.3      Consent of Ciulla, Smith & Dale, LLP

   99.1      Supplemental Selected Financial Data

   99.2      Supplemental Quarterly Results of Operations

   99.3      Supplemental Management's Discussion and Analysis of
             Financial Condition and Results of Operations

   99.4      Supplemental Consolidated Financial Statements including
             Supplemental Financial Statement Schedule and Supplemental
             Computation of Primary and Fully Diluted Per Share Earnings
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